UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of Earliest Event Reported):	August 29, 2008

ISCO INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-22302	36-3688459
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)
1001 Cambridge Drive, Elk Grove Village,
ILLINOIS	60007
(Address of Principal Executive Offices)	(Zip Code)
847-391-9400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On August 29, 2008, Jack Christie, Vice President – Sales, resigned his position with ISCO International, Inc. (the “Company”).  The Company issued a press release announcing Mr. Christie’s resignation, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1  Press Release of ISCO International, Inc. dated August 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.

Date:	August 29, 2008	By:	/s/ Gary Berger
Gary Berger
Chief Financial Officer